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                                                                    Exhibit 99.2

                   SERIES D PREFERRED STOCK PURCHASE AGREEMENT

         THIS SERIES D PREFERRED STOCK PURCHASE AGREEMENT (this "Agreement") is entered into on this 18th of December 2001, by and between the Purchasers set forth on the signature page hereto (the "Purchasers") and RGC International Investors, LDC ("RGC"). The Purchasers and RGC are referred to collectively herein as the "Parties".

                              W I T N E S S E T H:

         WHEREAS, RGC owns a total of 4,910.844 shares of Series D Preferred Stock, par value $0.10 per share (the "Series D Preferred Stock"), of iEntertainment Network, Inc., a North Carolina corporation (the "Company"); and

         WHEREAS, this Agreement contemplates a transaction in which the Purchasers will purchase from RGC, and RGC will sell to the Purchasers, 3,910.844 shares of Series D Preferred Stock of the Company owned by RGC (the "Preferred Shares") on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, the Parties, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I

                                BASIC TRANSACTION
                                -----------------
         SECTION 1.01. General. On and subject to the terms and conditions of this Agreement, the Purchasers agree to acquire from RGC, and RGC agrees to transfer to the Purchasers, the Preferred Shares for the consideration specified below in Section 1.02.

         SECTION 1.02. Consideration. The Purchasers agree to pay to RGC, by wire transfer to an account designated by RGC, Two Hundred Thousand Dollars ($200,000) as payment for the Preferred Shares (the "Purchase Price").

         SECTION 1.03. Closing. The sale and transfer of the Preferred Shares (the "Closing") will take place at the offices of Wyrick Robbins Yates & Ponton LLP in Raleigh, North Carolina, simultaneous with the date of the closing (the "Closing Date") of the transactions contemplated by that certain Securities Purchase and Exchange Agreement dated as of the date hereof between the Company and the Purchasers (the "Securities Purchase and Exchange Agreement") and that certain Series D Preferred Stock Exchange Agreement dated as of the date hereof between RGC and the Company (the "Exchange Agreement").

         SECTION 1.04. Deliveries at the Closing. At the Closing, RGC will transfer and deliver to the Purchasers (or to the Company on the Purchasers' behalf) one or more stock certificates representing the Preferred Shares, endorsed in blank or accompanied by duly executed assignment


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documents, and the Purchasers will deliver to RGC the Purchase Price specified in Section 1.02 to be delivered at Closing.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

                           CONCERNING THE TRANSACTION
                           --------------------------

         SECTION 2.01. Representations and Warranties Regarding RGC. RGC represents and warrants to the Purchasers that the statements contained in this
Section 2.01 are correct and complete as of the date of this Agreement and shall be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 2.01).

                  (a) Authorization of Transaction. RGC has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of RGC, enforceable in accordance with its terms and conditions, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors' rights generally and the application of equitable principles in any action, legal or equitable. To the best of its knowledge, RGC need not give any notice to, make any filing with, or obtain any authorization, consent or approval of any court or governmental agency or any regulatory or self-regulatory agency, or any third party (other than the Company) (a "Governmental Authority") in order to consummate the transactions contemplated by this Agreement.

                  (b) Noncontravention. To the best of RGC's knowledge, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, shall violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any Governmental Authority to which RGC is subject.

                  (c) Brokers' Fees. RGC has no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which the Purchasers or the Company could become liable or obligated.

                  (d) Preferred Shares. As of the date hereof and as of the Closing Date, RGC owns beneficially all of the Preferred Shares free and clear of any restrictions on transfer (other than any restrictions under the Securities Act of 1933, as amended, and state securities laws) and can convey good and marketable title to the Preferred Shares free of any liens, claims and encumbrances of any type whatsoever.

         SECTION 2.02. Representations and Warranties of the Purchasers. Each Purchaser, severally and not jointly, represents and warrants to RGC that the statements made by such Purchaser in this Section 2.02 are correct and complete as of the date of this Agreement and shall be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 2.02).

                  (a) Authorization of Transaction. The Purchaser has the full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms and conditions, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors' rights generally and the application of equitable principles in any action, legal or equitable. To the best of its knowledge, the Purchaser need not give any notice to, make any filing with, or obtain any authorization, consent or approval of any Governmental Authority (other than the Company) in order to consummate the transactions contemplated by this Agreement.

                  (b) Noncontravention. To the best of its knowledge, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any Governmental Authority to which the Purchaser is subject.

                  (c) Brokers' Fees. The Purchaser does not have any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which RGC could become liable or obligated.

                  (d) Accredited Investor Status. The Purchaser is an "Accredited Investor" as that term is defined in Rule 501(a) of Regulation D.

                  (e) Reliance on Exemptions. The Purchaser understands that the Preferred Shares are being offered and sold to the Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that RGC is relying upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Preferred Shares.

                  (f) Information. The Purchaser and its counsel have received from the Company all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Preferred Shares that have been specifically requested by the Purchaser or its counsel. The Purchaser and its counsel have been afforded the opportunity to ask questions of the Company and have received what the Purchaser believes to be satisfactory answers to any such inquiries. Neither such inquiries nor any other due diligence investigation conducted by the Purchaser or its counsel or any of its representatives shall modify, amend or affect the Purchaser's right to rely on RGC's representations and warranties contained herein.

                  (g) Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Preferred Shares.

                  (h) Transfer or Resale. The Purchaser understands that the sale or resale of the Preferred Shares and the shares of Common Stock issuable upon conversion thereof have not been and are not being registered under the Securities Act or any applicable state securities laws, and the Preferred Shares and the shares of Common Stock issuable upon conversion thereof may not be transferred by the Purchaser unless such securities are sold pursuant to (a) an effective registration statement under the Securities Act, (b) an exemption from such registration, or (c) Rule 144.

                  (i) Residency. The Purchaser is a resident of the jurisdiction set forth under the Purchaser's name on the Execution Page hereto executed by the Purchaser.


                  (j) Investment Representation. This Agreement is made with each Purchaser in reliance upon such Purchaser's representation to RGC, which by such Purchaser's execution of this Agreement such Purchaser hereby confirms, that except as contemplated by the Securities Purchase and Exchange Agreement, the Preferred Shares to be received by such Purchaser will be acquired for investment for such Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same except to the Company or affiliates of such Purchaser. By executing this Agreement, such Purchaser further represents that except as contemplated by the Securities Purchase and Exchange Agreement such Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Preferred Shares.

                  (k) Investment Experience. Such Purchaser is an investor in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Preferred Shares. If other than an individual, such Purchaser also represents it has not been organized for the purpose of acquiring the Securities.

                                   ARTICLE III

                                    COVENANTS
                                    ---------

         Without limiting the specific obligations of any Party under any agreement or covenant hereunder, each of the Parties shall use its reasonable best efforts to take all action and to do all things necessary, proper or advisable in order to consummate and make effective the transactions contemplated by this Agreement as soon as practicable after the date hereof, including satisfaction, but not waiver, of the closing conditions set forth in
Article IV and Article V below. In case at any time after the Closing any further action is necessary to carry out the purposes of this Agreement, each of the Parties shall take such further action, including the execution and delivery of such further instruments and documents, as any other Party reasonably may request, all at the sole cost and expense of the requesting Party.

                                   ARTICLE IV

                                  CONDITIONS TO
                      OBLIGATION OF THE PURCHASERS TO CLOSE
                      -------------------------------------

         The obligation of the Purchasers to consummate the transactions to be performed by the Purchasers in connection with the Closing is subject to satisfaction of the following conditions:

         SECTION 4.01. Representations and Warranties. All of the representations and warranties made by RGC in this Agreement must have been true and correct as of the date of this Agreement and must be true and correct at and as of the Closing Date with the same force and effect as though such representations and warranties had been made at and as of the Closing Date.

         SECTION 4.02. Compliance with Agreement. RGC shall have performed and complied in all material respects with its obligations and covenants under this Agreement which are to be performed or complied with by RGC prior to or at the Closing.

         SECTION 4.03. Absence of Proceedings. No action, suit or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling or charge would (a) prevent consummation of any of the transactions contemplated by this Agreement, or (b) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, and no such injunction, judgment, order, decree, ruling or charge shall be in effect.

         SECTION 4.04. Approvals. All applicable consents, authorizations, approvals, permits and orders required to be obtained by RGC from any Governmental Authority with respect to the transactions contemplated in this Agreement shall have been obtained, shall have become effective and final, shall be in full force and effect and shall contain no provision materially adverse to any of the Parties.

         SECTION 4.05. Proceedings and Instruments Satisfactory. All proceedings, corporate or otherwise, required to be taken by RGC in connection with the performance of this Agreement and the consummation of the transactions contemplated by this Agreement, and all certificates, instruments, and other documents required to effect the transactions contemplated hereby, shall be complete and reasonably satisfactory in form and substance to the Purchasers and their counsel.

         SECTION 4.06 Closing of Other Transactions. The Purchasers, RGC and the Company shall have simultaneously closed on the transactions contemplated by the Exchange Agreement and the Securities Purchase and Exchange Agreement.

         The Purchasers may waive any condition specified in this Article IV if they execute a writing to such effect at or prior to the Closing.

                                    ARTICLE V
                           CONDITIONS TO OBLIGATION OF
                                  RGC TO CLOSE
                                  ------------

         The obligation of RGC to consummate the transactions to be performed by RGC in connection with the Closing is subject to satisfaction of the following conditions:

         SECTION 5.01. Representations and Warranties. The representations and warranties made by the Purchasers in this Agreement must have been true and correct as of the date of this Agreement and must be true and correct at and as of the Closing Date with the same force and effect as though such representations and warranties had been made at and as of the Closing Date.

         SECTION 5.02. Compliance with Agreement. The Purchasers shall have performed and complied in all material respects with its obligations and covenants under this Agreement which are to be performed or complied with by the Purchasers prior to or at the Closing.

         SECTION 5.03. Absence of Proceedings. No action, suit or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling or charge would (a) prevent consummation of any of the transactions contemplated by this Agreement, or (b) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, and no such injunction, judgment, order, decree, ruling or charge shall be in effect.

         SECTION 5.04. Approvals. All applicable consents, authorizations, approvals, permits and orders required to be obtained by the Purchasers from any Governmental Authority with respect to the transactions contemplated in this Agreement shall have been obtained, shall have become effective, shall be in full force and effect and shall contain no provision materially adverse to any of the Parties.

         SECTION 5.05. Proceedings and Instruments Satisfactory. All proceedings, corporate or otherwise, required to be taken by the Purchasers in connection with the performance of this Agreement and the consummation of the transactions contemplated hereby, and all certificates, instruments, and other documents required to effect the transactions contemplated hereby, shall be complete in all material respects and reasonably satisfactory in form and substance to RGC and RGC's counsel.

         SECTION 5.06 Closing of Other Transactions. The Purchasers, RGC and the Company shall have simultaneously closed on the transactions contemplated by the Exchange Agreement and the Securities Purchase and Exchange Agreement.

         RGC may waive any condition specified in this Article V if it executes a writing to such effect at or prior to the Closing.

                                   ARTICLE VI
                                   TERMINATION
                                   -----------

          SECTION 6.01. Termination of Agreement. The Parties may terminate this Agreement as provided below:

                     (i) The Purchasers and RGC may terminate this Agreement by mutual written consent at any time prior to the Closing Date;

                     (ii) The Purchasers may terminate this Agreement by giving written notice to RGC at any time prior to the Closing Date: (A) in the event RGC has breached any material representation, warranty, covenant or agreement contained in this Agreement in any material respect, the Purchasers have notified RGC of such breach, and such breach has continued without cure for a period of five (5) days after the notice of breach; or (B) if the Closing shall not have occurred on or before December 20, 2001, by reason of the failure of any condition precedent under Article IV, unless the failure results primarily from a Purchaser itself breaching any representation, warranty, covenant or agreement contained in this Agreement; and

                     (iii) RGC may terminate this Agreement by giving written notice to the Purchasers at any time prior to the Closing Date: (A) in the event a Purchaser has breached any material representation, warranty, covenant or agreement contained in this Agreement in any material respect, RGC has notified the Purchasers of the breach, and the breach has continued without cure for a period of five (5) days after the notice of breach; or (B) if the Closing shall not have occurred on or before December 20, 2001, by reason of the failure of any condition precedent under Article V, unless the failure results primarily from RGC itself breaching any representation, warranty, covenant or agreement contained in this Agreement.

          SECTION 6.02. Effect of Termination. If any Party terminates this Agreement pursuant to and in accordance with Section 6.01, all rights and obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party, except for any liability of any Party then in breach.

                                   ARTICLE VII
                                  MISCELLANEOUS
                                  -------------

          SECTION 7.01. No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person other than the Parties and their respective successors and permitted assigns.

          SECTION 7.02. Entire Agreement. This Agreement, including the agreements and documents referred to herein, constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

          SECTION 7.03. Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the Purchasers and RGC.

          SECTION 7.04. Counterparts; Delivery by Facsimile. This Agreement may be executed in any number of counterparts with the same effect as if all Parties had signed the same document. All counterparts shall be construed together and shall constitute one Agreement. This Agreement and any signed agreement or instrument entered into in connection with this Agreement or contemplated hereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

          SECTION 7.05. Headings. Article and section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

          SECTION 7.06. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

                  If to RGC:

                  c/o Rose Glen Capital Management, L.P.
                  Suite 501
                  251 St. Asaphs Road
                  Bala Cynwyd, PA 19004
                  Facsimile: 610-617-0570
                  Phone: 610-617-5900

                  With a copy to:

                  Klehr, Harrison, Harvey, Branzburg & Ellers LLP
                  260 S. Broad Street
                  Philadelphia, PA 19102-5003
                  Facsimile:  (215) 568-6603
                  Phone: (215) 568-6060
                  Attention: Barry J. Siegel, Esq.

         If to a Purchaser, to the address set forth under the Purchaser's name on the signature page hereto executed by the Purchaser. Each party shall provide notice to the other party of any change in address or facsimile number.

          SECTION 7.07. Amendments and Waivers. No amendment or waiver of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Purchasers and RGC. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

          SECTION 7.08. Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

          SECTION 7.09. Expenses. Each of the Parties shall bear its own costs and expenses, including legal fees and expenses, incurred in connection with this Agreement and the transactions contemplated hereby.

          SECTION 7.10. Specific Performance. Each of the Parties acknowledges and agrees that the other Parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter, in addition to any other remedy provided or permitted under this Agreement.

          SECTION 7.11 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina applicable to contracts made and to be performed in the State of North Carolina (without regard to principles of conflict of laws).

          SECTION 7.12 Survival of Representations and Warranties. All of the representations and warranties of the Purchasers or RGC contained in this Agreement and any certificate or document delivered pursuant to this Agreement shall survive the Closing (even if the other knew or had reason to know of any misrepresentation or breach of warranty at the time of Closing) and continue in full force and effect for a period of two years thereafter.

                      [THE NEXT PAGE IS THE SIGNATURE PAGE]

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         IN WITNESS WHEREOF, the Parties have executed this Series D Preferred
Stock Purchase Agreement as of the day and year first above written.


PURCHASERS:


________________________________________        ________________________________
J. W. Stealey                                   John Cay


Residence: Florida                              Residence: South Carolina


ADDRESS:   8110 Perry Maxwell Circle            ADDRESS:   Delta Plantation
           Sarasota, FL 34240                              Route 1, Box 160
Facsimile: (941) 371-8675                                  Hardeeville, SC 29927
Telephone: (941) 371-7645                       Facsimile: _____________________
                                                Telephone: _____________________



________________________________________
Dan Young


Residence:  Florida

Address:   507 Fair Oaks Court
           Longboat Key, FL 34228


SELLER:


RGC International Investors, LDC.
By:  Rose Glen Capital Management, L. P.
     Investment Manager
     By: RGC General Partner Corp.,
          as General Partner

By:  _____________________________
Name: ____________________________
Title: ___________________________



         [SIGNATURE PAGE TO SERIES D PREFERRED STOCK PURCHASE AGREEMENT]